                                                                     EXHIBIT 1.1

                           ____________________ 200_-_

                [$__________ CLASS A-1 _____% ASSET BACKED NOTES

                 $__________ CLASS A-2 _____% ASSET BACKED NOTES

                 $__________ CLASS A-3 _____% ASSET BACKED NOTES

                    $__________ ASSET BACKED CERTIFICATES](1)

                 [$__________ ASSET BACKED CERTIFICATES, CLASS A

                 $__________ ASSET BACKED CERTIFICATES, CLASS B]

                             BAS SECURITIZATION LLC
                                    (Company)

                   __________________________________________
                                    (Sponsor)

                   __________________________________________
                                  (Sponsor SPE)

                         FORM OF UNDERWRITING AGREEMENT

                                                             __________ __, 200_

BANC OF AMERICA SECURITIES LLC
As Representative of the
Underwriters Listed in
Schedule I (the "Representative")
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255

----------
(1)  This form of Underwriting Agreement contains alternative provisions that relate to offerings of Asset Backed Certificates, on the one hand, and
     Asset Backed Notes and Asset Backed Certificates, on the other hand.

Ladies and Gentlemen:

     BAS Securitization LLC, a Delaware limited liability company (the
"Company") and a wholly owned, special purpose, bankruptcy remote subsidiary of
NB Holdings Corporation, a Delaware corporation, proposes to sell to the
Underwriters listed in Schedule I hereto (the "Underwriters") [$__________
aggregate principal amount of Class A-1 _____% Asset Backed Notes (the "Class
A-1 Notes"), $__________ aggregate principal amount of Class A-2 _____% Asset
Backed Notes (the "Class A-2 Notes"), $__________ aggregate principal amount of
Class A-3 _____% Asset Backed Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Notes"), set forth in Section
I hereof] [$__________ aggregate principal amount of ___% Asset Backed
Certificates, Class A (together with the Tail Certificate described below, the
"Class A Certificates") and $__________ aggregate principal amount of ___% Asset
Backed Certificates, Class B (the "Class B Certificates", and together with the
Class A Certificates, the "Securities" or the "Certificates"), set forth in
Section I hereof]. The [Securities] [Notes] are issued by the
____________________ 200_-_ (the "Trust"). The Trust also will issue $__________
aggregate principal amount of certificates (the "Certificates" and, together with the Notes, the "Securities"). Each Certificate will represent a fractional undivided interest in the Trust. [Each Note will be secured by the assets of the
Trust pursuant to the Indenture (as hereinafter defined).]

     The assets of the Trust (the "Trust Property") include, among other things, a pool of retail motor vehicle loans and/or retail installment sale contracts secured by new and used automobiles, motorcycles, vans, trucks, buses and/or trailers, light duty trucks and other similar vehicles (the "Receivables") and certain monies received under the Receivables [on and] after __________ __, 200_
(the "Cutoff Date"), such Receivables to be serviced for the Trust by
____________________ in its capacity as servicer (in such capacity, the
"Servicer").

     The Receivables will be sold to __________, a __________ (the "Sponsor") by the Servicer pursuant to a Purchase Agreement, dated as of the Closing Date (the
"Sponsor Purchase Agreement") between the Sponsor and the Servicer, and to the
Company by the Sponsor pursuant to a Purchase Agreement, dated as of the Closing
Date (the "Company Purchase Agreement") between the Company and the Sponsor. The
Receivables will be conveyed by the Company to the Trust pursuant to a [Pooling and Servicing Agreement] [Sale and Servicing Agreement] dated as of the Closing
Date (the ["Pooling and Servicing Agreement"] ["Sale and Servicing Agreement"])
among the Company, the Servicer[, [Indenture Trustee], as indenture trustee (the
"Indenture Trustee")] and __________, as [owner] trustee (the "[Owner]
Trustee")].

     [The Notes will be issued pursuant to an Indenture to be dated as of the
Closing Date (the "Indenture") between the Trust and the Indenture Trustee. The
Servicer will agree to perform certain administrative tasks pursuant to an
Administration Agreement to be dated as of the Closing Date (the "Administration
Agreement") among the Servicer, the Trust and the Indenture Trustee. The
Certificates will be issued pursuant to [an] [a] [Amended and Restated] Trust
Agreement to be dated as of the Closing Date (the "Trust Agreement") between the
Company and the Owner Trustee.] [The Class A Certificates will be issued in an aggregate principal amount of $__________, which is equal to approximately ___%
of the aggregate principal balance of the Receivables as of the Cutoff Date, and
$__________ aggregate principal amount of the Class A Certificates (the "Tail
Certificate") will initially be retained by _______. The

                                        2

Class B Certificates will be issued in an aggregate principal amount of
$__________, which is equal to approximately ___% of the aggregate principal balance of the Receivables as of the Cutoff Date. Payments in respect of the
Class B Certificates are, to the extent provided in the Pooling and Servicing
Agreement, subordinated to the rights of the holders of the Class A
Certificates. The Certificates will be issued pursuant to a Pooling and
Servicing Agreement.]

     The terms which follow, when used in this Agreement, shall have the meanings indicated. "Effective Date" shall mean the latest of the dates that the
Registration Statement or the most recent post-effective amendment thereto became effective. "Execution Time" shall mean the date and time that this
Agreement is executed and delivered by the parties hereto. "Rule 424" refers to such rule under the Securities Act of 1993, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"). "Basic
Documents" shall mean the Sponsor Purchase Agreement, the Company Purchase
Agreement, [the Reserve Account Agreement,] the [Pooling and Servicing
Agreement] [Sale and Servicing Agreement], [the Indenture, the Trust Agreement,
the Administration Agreement, the Certificate Purchase Agreement with respect to the Certificates (the "Certificate Purchase Agreement"),] this Agreement, the
Securities and [each] [the] Depository Agreement. "Participating Entity" means each of the Servicer and the Sponsor. "Securityholder" means any Noteholder and any Certificateholder and "Security Owner" means the beneficial owner of any
Note or Certificate. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in [the Pooling and Servicing
Agreement] [Appendix X to the Sale and Servicing Agreement].

     The Company has prepared and filed with the Securities and Exchange
Commission (the "Commission") in accordance with the provisions of the Act, a shelf registration statement on Form S-3 (having the registration number stated
in the applicable Terms Agreement a form of which is attached hereto as Exhibit
A (the "Terms Agreement")), including a form of prospectus, relating to the
[Securities] [Notes]. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of the applicable Terms
Agreement, the most recent such amendment has been declared effective by the
Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is referred to in this Agreement as the "Registration Statement." The Company proposes to file with the Commission pursuant to Rule 424(b) under the Act
("Rule 424(b)") a supplement (the "Prospectus Supplement") to the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the
"Basic Prospectus") relating to the [Securities] [Notes] and the method of distribution thereof. The Basic Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the "Prospectus."

     Prior to the time the first contract of sale for the [Securities] [Notes]
designated in the applicable Terms Agreement was entered into (the "Time of
Sale"), the Company will prepare a preliminary Prospectus, dated [_______] [_],
20[__] subject to completion). As used herein, "Preliminary Prospectus" means, with respect to any date or time referred to herein, the most

                                        3

recent preliminary Prospectus (as amended or supplemented, if applicable), which has been prepared and delivered by the Company to the Underwriters in accordance to the provisions hereof.

     1. The Company agrees to sell and deliver to the Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations, warranties and covenants herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company, the respective aggregate principal amounts and classes of
[Securities] [Notes] set forth opposite such Underwriter's name in Schedule I hereto. The purchase price for the [Securities] [Notes] of any class will be the applicable percentage set forth on Schedule I hereto of the aggregate principal amount of such class purchased [, plus, in each case, accrued interest, if any, on the principal amount thereof at the applicable [Interest Rate or] Certificate
Rate (as such terms are defined in the Prospectus), as the case may be, from
(but excluding) __________, 200_, to (and including) the Closing Date.]

     2. The Company understands that the Underwriters intend (i) to make a public offering of the [Securities] [Notes] purchased by the Underwriters hereunder as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Company and the Representative is advisable and (ii) initially to offer the [Securities] [Notes] purchased by the
Underwriters hereunder upon the terms set forth in the Preliminary Prospectus.

     3. Payment for the [Securities] [Notes] purchased by the Underwriters hereunder shall be made to the Company or to its order by wire transfer of same day funds at the office of [___________], New York, New York, time on __________
__, 200_, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Company may agree upon in writing (the "Closing Date"). As used herein, the term "Business
Day" means any day other than a day on which banks generally are permitted or required to be closed in New York, New York, or __________, __________.

     Payment for the [Securities] [Notes] purchased by the Underwriters hereunder shall be made against delivery to the Representative for the respective accounts of the Underwriters on the Closing Date of such [Securities]
[Notes] in definitive form registered in the name of Cede & Co. as nominee of
The Depository Trust Company and in such denominations, as permitted by the
Basic Documents, as the Representative shall request in writing not later than a reasonable time prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the [Securities] [Notes]
duly paid by the Company. [The Company shall make such definitive certificates representing the [Securities] [Notes] available for inspection by the
Representative at the office of ____________________ not later than [1:00 P.M.],
[City, State] time, on the Business Day prior to the Closing Date.]

     4. The Company represents, warrants and covenants to each Underwriter that:

          (a) The Registration Statement, including amendments thereto as may have been required on or prior to the date hereof, relating to the
     [Securities] [Notes], has been filed with the Commission and such
     Registration Statement as amended has become effective. The conditions to the use by the Company of a Registration Statement on Form S-3 under the
     Act, as set forth in the General Instructions to Form S-3, have been

                                        4

     satisfied with respect to the Registration Statement, the Prospectus and the Preliminary Prospectus.

          (b) On the effective date of the Registration Statement, the
     Registration Statement conformed in all material respects with the applicable requirements of the Act, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, on the Closing Date, the Registration Statement, the
     Prospectus and the Preliminary Prospectus will conform in all material respects with the applicable requirements of the Act, and none of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, with respect to the
     Preliminary Prospectus, the omission of pricing and price-dependent information shall, of necessity, appear only in the final Prospectus;
     provided, further, that the foregoing does not apply to information contained in or omitted from any of the documents based upon written information furnished to the Company or the Participating Entities by the
     Underwriters through the Representatives specifically for use in connection with the preparation of the Registration Statement, the Prospectus or the
     Preliminary Prospectus.

          (c) The Preliminary Prospectus at the Time of Sale did not, and at the
     Closing Date will not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made with respect to the omission of pricing and price-dependent information, which information shall of necessity appear only in the final Prospectus); provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any
     Underwriter furnished to the Company or the Participating Entities in writing by such Underwriter through the Representatives expressly for use in the Preliminary Prospectus.

          (d) Other than the Preliminary Prospectus and the Prospectus, the
     Company (including its agents and representatives other than the
     Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any "written communication" (as defined in
     Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the [Securities] [Notes].

          (e) No stop order suspending the effectiveness of the Registration
     Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the
     Commission, and (i) on the Effective Date of the Registration Statement,
     the Registration Statement conformed in all material respects to the requirements of the Act, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated
     therein, or necessary to make the statements therein not misleading and
     (ii) at the time of filing of the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) and on the Closing Date the Registration Statement
     will conform in all material respects to the requirements

                                        5

     of the Act, and such document will not include any untrue statement of a material fact or omit to state any material fact required to be stated
     therein or necessary to make the statements therein not misleading;
     provided, however, that this representation and warranty shall not apply to any statements or omissions contained in the Preliminary Prospectus and the
     Prospectus other than the Depositor Information (as defined herein).

          (f) The Company is a limited liability company that is duly organized, validly existing and in good standing under the laws of Delaware, with power and authority to own its properties and conduct its business as now conducted by it and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell the Receivables and the other Trust Property. The Company has the power, authority and legal right to execute, deliver and perform this Agreement and each of the other Basic
     Documents to which it is a party and to carry out their respective terms and to sell and assign the respective property to be sold and assigned to and deposited with the [Trust] [Owner Trustee] as Trust Property.

          (g) The execution, delivery and performance by the Company of each of the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company by all necessary limited liability company action. The Basic
     Documents to which the Company is a party have been duly executed and delivered by the Company and, when executed and delivered by the Company and the other parties thereto, each of such Basic Documents will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject, to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

          (h) No consent, approval, authorization, license or other order or action of, or filing or registration with, any court or governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Company of any of the Basic Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby except such as have been obtained and made under the Act or state securities laws and any filings of UCC financing statements.

          (i) The Company is not in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound which violation or default would have a material adverse effect on the transactions contemplated herein or in the
     Basic Documents. The execution, delivery and performance by the Company of the Basic Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and the compliance with the terms and provisions hereof and thereof will not conflict with or result in a breach or violation of any of the terms and provisions of, constitute
     (with or without notice or lapse of time or both) a default under or result in the creation or imposition of any Lien (other than as contemplated by the Basic Documents) upon any of its properties

                                        6

     pursuant to the terms of, (A) the organizational documents of the Company,
     (B) any indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which the Company is a party or by which the
     Company is bound, which violation or default would have an adverse effect on the transactions contemplated herein or in the Basic Documents or (C)
     any law, order, rule or regulation applicable to the Company of any regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over the Company.

          (j) There are no proceedings or investigations pending, or to the knowledge of the Company threatened, to which the Company is a party before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) that are required to be disclosed in the
     Registration Statement and which are not so disclosed, (ii) asserting the invalidity of this Agreement or any of the Basic Documents, (iii) seeking to prevent the issuance of the [Securities] [Notes] or the consummation of any of the transactions contemplated by this Agreement or any of the Basic
     Documents, (iv) seeking any determination or ruling that might adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic
     Documents, (v) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of any of the [Securities]
     [Notes], or (vi) which, if determined adversely, could individually or in the aggregate reasonably be expected to adversely affect the interests of the holders of any of the [Securities] [Notes] or the marketability of any of the [Securities] [Notes].

          (k) There are no contracts or other documents to which the Company is a party of a character required to be filed as an exhibit to the
     Registration Statement or required to be described in the Registration
     Statement pursuant to the Act which are not filed or described as required.

          (l) The representations and warranties of the Company contained in the
     Basic Documents to which it is a party are true and correct as of the dates of the respective Basic Documents.

          (m) By assignment and delivery of each of the Receivables to the Trust as of the Closing Date, the Company will transfer title in the Receivables to the Trust, subject to no Lien created by the Company prior or equal to the ownership or security interest granted to the Trust.

          (n) The Company is not, and on the date on which the first bona fide offer of the [Securities] [Notes] is made, the Company will not be an
     "ineligible issuer," as defined in Rule 405 under the Act.

     5. Each Participating Entity represents and warrants (jointly and severally) to and agrees with each Underwriter that:

          (a) As of the Closing Date, the Registration Statement, the
     Preliminary Prospectus and the Prospectus, except with respect to any modification to which the Representatives have agreed in writing, shall be in all substantive respects in the form

                                        7

     furnished to the Representatives before such date or, to the extent not completed on such date, shall contain only such specific additional information and other changes (beyond that contained in the latest
     Preliminary Prospectus that has previously been furnished to the
     Representatives) as the Participating Entity has advised the
     Representatives, before such time, will be included or made therein.

          (b) On the date of this Agreement, the Preliminary Prospectus and the
     Prospectus conforms in all material respects to the requirements of the
     Act, and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made with respect to the omission of pricing and price-dependant information, which information shall of necessity appear only in the final Prospectus) and (ii) at the time of filing of the
     Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) and on the Closing Date the Preliminary Prospectus and the Prospectus will conform in all material respects to the requirements of the Act, and the
     Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of [Securities] [Notes] will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data
     Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T; and such documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however that no representation or warranty is made with respect to the omission of pricing and price-dependant information in the Preliminary
     Prospectus, such information shall of necessity appear only in the final
     Prospectus; provided, further, that this representation and warranty shall not apply to any statements or omissions (x) made in reliance upon and in conformity with information furnished to the Participating Entities in writing by any Underwriter through the Representative expressly for use in the Preliminary Prospectus and the Prospectus (collectively, "Underwriter
     Information") or (y) under the caption "The Depositor" in the Base
     Prospectus (the "Depositor Information"). Each Participating Entity hereby agrees with the Underwriters that, for all purposes of this Agreement, the only Underwriter Information furnished consists of [the statements in the first sentence of the [______] paragraph under the caption "Underwriting"
     in the Prospectus Supplement regarding the Underwriters' intention to make a market in the [Securities] [Notes]].

          (c) The Preliminary Prospectus at the Time of Sale did not, and at the
     Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading
     (it being understood that no representation or warranty is made with respect to the omission of pricing and price-dependent information, which information shall of necessity appear only in the final Prospectus);
     provided, however, that the Participating Entity makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Participating Entity in writing by such Underwriter through the
     Representatives expressly for use in the Preliminary Prospectus.

                                        8

          (d) Other than the Preliminary Prospectus and the Prospectus, the
     Participating Entity (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any "written communication" (as defined in
     Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the [Securities] [Notes].

          (e) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the Preliminary
     Prospectus, at the time they were or hereafter are filed with the
     Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the
     Commission thereunder (the "Exchange Act Regulations") and, when read together with the other information in the Preliminary Prospectus and the
     Prospectus, at the time the Registration Statement became effective, at the date of each of the Preliminary Prospectus, the Prospectus and at the
     Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, no representation or warranty is made as to documents deemed to be incorporated by reference in the
     Registration Statement as the result of filing any Current Report on Form
     8-K at the request of the Underwriters.

          (f) The computer tapes with respect to the Receivables to be sold to the Trust created as of the Cutoff Date (the "Computer Tapes"), and made available to the Representative by the Sponsor [and __________,
     respectively,] were complete and accurate as of the date thereof.

          (g) Such Participating Entity is either a ___________ or _____________
     that is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority to own its properties and conduct its business as now conducted by it and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell the Receivables and the other Trust Property. Such
     Participating Entity has the power, authority and legal right to execute, deliver and perform this Agreement and each of the other Basic Documents to which it is a party and to carry out their respective terms and to sell and assign the respective property to be sold and assigned to and deposited with the [Trust] [Owner Trustee] as Trust Property.

          (h) The Securities have been duly authorized, and, when issued and delivered pursuant to the Basic Documents and duly executed and authenticated by the [Owner] Trustee [and the Indenture Trustee, as
     applicable,] will be duly and validly issued, authenticated and delivered and entitled to the benefits provided by the Basic Documents. The execution, delivery and performance by such Participating Entity of each of the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by such Participating Entity by all necessary action. The Basic Documents to which such Participating Entity is a party have been duly executed and delivered by such Participating Entity and, when executed and delivered by such Participating Entity and the other parties thereto, each of such Basic
     Documents will constitute a legal, valid and binding obligation of such

                                        9

     Participating Entity, enforceable against such Participating Entity in accordance with its respective terms, subject, to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies. The [Securities]
     [Notes] and the Basic Documents conform to the descriptions thereof in the
     Preliminary Prospectus and the Prospectus in all material respects. [The
     Notes and the Indenture have been duly executed and delivered by the Trust and, when the Indenture is executed and the Notes are authenticated by the
     Indenture Trustee, the Indenture and the Notes will constitute legal, valid and binding obligations of the Trust, enforceable in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.]

          (i) No consent, approval, authorization, license or other order or action of, or filing or registration with, any court or governmental authority, bureau or agency is required in connection with the execution, delivery or performance by such Participating Entity of any of the Basic
     Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby except such as have been obtained and made under the Act or state securities laws and any filings of UCC financing statements.

          (j) Such Participating Entity possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental
     Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Participating Entity is in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental
     Licenses are valid and in full force and effect; and the Participating
     Entity has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in an adverse effect, would have an adverse effect on its ability to perform its obligations under each Basic Document to which it is a party or would render any of the Receivables unenforceable.

          (k) Such Participating Entity is not in violation of its
     organizational documents or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound which violation or default would have a material adverse effect on the transactions contemplated herein or in the Basic Documents. The execution, delivery and performance by such Participating Entity of the Basic
     Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby and the compliance with the terms and provisions hereof and thereof will not conflict with or result in a breach or violation of any of the terms and provisions of, constitute (with or without notice or lapse of time or both) a default under or result in the creation or imposition of any Lien (other than as contemplated by the Basic
     Documents) upon any of its properties pursuant to the terms of, (A) the organizational documents or bylaws of such Participating Entity, (B) any indenture, contract, lease, mortgage, deed of trust or

                                       10

     other instrument or agreement to which such Participating Entity is a party or by which such Participating Entity is bound, which violation or default would have an adverse effect on the transactions contemplated herein or in the Basic Documents or (C) any law, order, rule or regulation applicable to such Participating Entity of any regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over such
     Participating Entity.

          (l) There are no proceedings or investigations pending, or to the knowledge of such Participating Entity threatened, to which such
     Participating Entity is a party before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i)
     that are required to be disclosed in the Preliminary Prospectus and the
     Prospectus and are not so disclosed, (ii) asserting the invalidity of this
     Agreement or any of the Basic Documents, (iii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iv) seeking any determination or ruling that might adversely affect the performance by such Participating Entity of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, (v) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of any of the [Securities] [Notes], or (vi) which, if determined adversely, could individually or in the aggregate reasonably be expected to adversely affect the interests of the holders of any of the
     [Securities] [Notes] or the marketability of any of the [Securities]
     [Notes].

          (m) There are no contracts or other documents of a character required to be described in the Preliminary Prospectus and the Prospectus pursuant to the Act which are not filed or described as required.

          (n) Since the respective dates as of which information is given in the
     Registration Statement, the Prospectus and the Preliminary Prospectus,
     except as otherwise set forth therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Participating
     Entities, whether or not arising in the ordinary course of business, (B)
     there have been no transactions entered into by the Participating Entities, other than those in the ordinary course of business, which are material with respect to such entity and (C) there has been no material adverse change in the financial statements of the Participating Entities.

          (o) The representations and warranties of such Participating Entity contained in the Basic Documents to which it is a party are true and correct as of the dates of the respective Basic Documents.

          (p) By assignment and delivery of each of the Receivables to the
     Sponsor SPE by the Sponsor and to the Company by the Sponsor SPE as of the
     Closing Date, the Sponsor will transfer title in such Receivables to the
     Sponsor SPE and the Sponsor SPE will transfer title of such Receivables to the Company, subject to no Lien prior or equal to the ownership interest granted to the Sponsor SPE or the Company, as applicable.

                                       11

          (q) ____________________ are independent public accountants with respect to the Participating Entities within the meaning of the Act.

          (r) At any time prior to the Closing Date, the Representative has the right to inspect the Receivables files and the related loan origination procedures and to confirm the existence of the related new and used automobiles, motorcycles, vans, trucks, buses and/or trailers, light duty trucks and other similar vehicles to ensure conformity with the Preliminary
     Prospectus and the Prospectus.

          (s) At the Closing Date, each Receivable will constitute a legal, valid and binding instrument, enforceable against the related obligor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors'
     rights generally, and to general principles of equity (whether considered in a proceeding at law or in equity), and will meet the criteria for selection described in the Preliminary Prospectus and the Prospectus.

     6. Each Participating Entity and the Company, as applicable, covenants and agrees (severally and not jointly) with the Underwriters that:

          (a) Prior to the termination of the offering of the [Securities]
     [Notes], the Company will not file or cause to be filed any amendment of the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus without first furnishing to the Representative a copy of the proposed amendment or supplement and giving the Representative a reasonable opportunity to review the same. Subject to the foregoing sentence, the
     Company will cause the Preliminary Prospectus and the Prospectus, properly completed, and any supplement thereto, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed. The Company will promptly advise the Underwriters (i) when the
     Preliminary Prospectus or the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement shall have become effective, (iii)
     of any request by the Commission for any amendment of the Registration
     Statement or supplement to the Preliminary Prospectus or the Prospectus or
     for any additional information, (iv) of the receipt by the Company of notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (v) of the receipt by the Company of notification with respect to the suspension of the qualification of the [Securities] [Notes] for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The
     Company will use its reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The receipt by the Representative of any amendment or supplement to the Registration Statement, the Preliminary Prospectus or Prospectus, as
     applicable, shall not be deemed a waiver of any condition set forth in
     Section 8 hereof. If received in a timely manner in compliance with Section
     10(b)(iii) of this Agreement, the Company and the Participating Entities will file with the Commission any Underwriting Free Writing Prospectus to
     the extent such filing is required by Rule 433(d) of the Act.

                                       12

          (b) The Company will deliver, at its expense, to the Representative, two signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and, during the period mentioned in paragraph (c) below, the Participating Entities will deliver, at their expense, to each Underwriter as many copies of the
     Preliminary Prospectus or the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request. [The
     Company will furnish or cause to be furnished to the Representative copies of all reports required by Rule 463 under the Act.]

          (c) If, during such period of time after the first date of the public offering of the [Securities] [Notes] as in the opinion of counsel for the
     Underwriters a prospectus relating to the [Securities] [Notes] is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Preliminary Prospectus or the Prospectus in order to make the statements therein, in the light of the circumstances when the
     Preliminary Prospectus or the Prospectus is delivered to a purchaser, not materially misleading, or it is necessary to amend or supplement the
     Preliminary Prospectus or the Prospectus to comply with applicable law, the
     Participating Entities will forthwith prepare and furnish, at the expense of the Participating Entities, to the Underwriters and to the dealers
     (whose names and addresses the Representative will furnish to the
     Participating Entities) to which [Securities] [Notes] may have been sold by the [Representative on behalf of the] Underwriters and upon request by the
     Representative to any other dealers identified by the Representative, such amendments or supplements to the Preliminary Prospectus or the Prospectus as may be necessary so that the statements in the Preliminary Prospectus or the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Preliminary Prospectus or the Prospectus is delivered to a purchaser, be materially misleading or so that the
     Preliminary Prospectus or the Prospectus will comply with applicable law.
     Neither the Company's or the Participating Entities consent to, nor the
     Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 8.

          (d) The Company will endeavor to qualify the [Securities] [Notes] for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the [Securities] [Notes] and the Participating Entities will pay all reasonable fees and expenses (including fees and disbursements of counsel to the Representative to the extent provided in Section 6(iii) hereof)
     incurred in connection with such qualification and in connection with the determination of the eligibility of the [Securities] [Notes] for investment under the laws of such jurisdictions as the Representative may designate;
     provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and
     provided further that the Company shall not be required to file a general consent to service of process in any jurisdiction.

          (e) [On or before __________, 200_ the] [The] Participating Entities will cause the Trust to make generally available to Securityholders and to the Representative

                                       13

     all financial information required to be sent to Securityholders pursuant to the Basic Documents.

          (f) For the period from the date of this Agreement until the retirement of all of the Securities the Participating Entities will, or will cause the Servicer to, furnish to the Representative (i) copies of each Servicer's Certificate and the annual statements of compliance delivered to the [Owner] Trustee [or Indenture Trustee] pursuant to the
     Basic Documents and the annual independent certified public accountant's servicing reports furnished to the [Owner] Trustee [or Indenture Trustee]
     pursuant to the Basic Documents, by first-class mail at the same time such statements and reports are furnished to the [Owner] Trustee [or Indenture
     Trustee], (ii) copies of each amendment to any of the Basic Documents,
     (iii) copies of all other reports and communications to any Securityholders or Security Owners, or to or from the [Owner] Trustee, [Indenture Trustee], the Clearing Agency, any Rating Agency or the Commission relating to the
     Trust or the Securities, (iv) copies of each Opinion of Counsel and
     Officer's Certificate delivered pursuant to the Basic Documents, as soon as available, and (v) from time to time, such other information concerning the
     Trust or the Participating Entities as the Representative may reasonably request.

          (g) If required, the Company will register the [Securities] [Notes]
     pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange
     Act"), prior to __________ __, 200_.

          (h) To the extent, if any, that the ratings provided with respect to the [Securities] [Notes] by the Rating Agencies are conditional upon the furnishing of documents or the taking of any other action by any
     Participating Entity or the Company, the Sponsor shall furnish or cause to be furnished such documents and use reasonable efforts to take any such other action.

          (i) The Participating Entities will not, without the prior written consent of the Representative, publicly offer or sell in the United States any asset backed notes or asset backed certificates or other similar securities representing interests in or secured by motor vehicle loans and/or retail installment sale contracts secured by new and/or used automobiles, motorcycles, vans, trucks, buses and/or trailers, light duty trucks and/or other similar vehicles originated or owned by any of the
     Participating Entities for a period of thirty days following the commencement of the offering of the [Securities] [Notes] to the public.

          (j) Each Participating Entity will apply the net proceeds from the sale of the Securities in the manner set forth in the related Preliminary
     Prospectus and Prospectus.

          (k) None of the Company, any Participating Entity or the Trust is, and
     the issuance and sale of the Securities in the manner contemplated by the
     Preliminary Prospectus and the Prospectus will not cause the Company, any
     Participating Entity or the Trust to become, subject to registration or regulation as an "investment company" or an affiliate of an "investment company" under (and as defined in) the Investment Company Act of 1940, as amended.

                                       14

     7. The Participating Entities will pay (or will promptly reimburse the
Company and/or the Underwriters to the extent that the Company and/or the
Underwriters shall have paid or otherwise incurred) all costs and expenses incident to the performance of their respective obligations under this
Agreement, including, without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the [Securities] [Notes], (ii) incident to the preparation, printing (or otherwise reproducing), filing and delivery under the
Act of the Registration Statement, the Prospectus and the Preliminary Prospectus
(including in each case all exhibits, amendments and supplements thereto), (iii)
incurred in connection with the registration or qualification and determination of eligibility for investment of the [Securities] [Notes] under the laws of such jurisdictions as the Representative may designate (including fees and disbursements of counsel for the Underwriters with respect thereto, (iv) related to any filing with the National Association of Securities Dealers, Inc., (v) in
connection with the preparation, printing (including word processing and duplication costs) and delivery of this Agreement, the Basic Documents and such other documents as may be required in connection with the issuance, offering, purchase, sale or delivery of the [Securities] [Notes] and any Blue Sky
Memorandum and the furnishing to the Underwriters and dealers of copies of the
Registration Statement, the Preliminary Prospectus and the Prospectus (including exhibits, amendments and supplements thereto) as herein provided, (vi) the fees and disbursements of the counsel of the Participating Entities and the Company and accountants and other advisors and all fees and disbursements of
Underwriters' counsel, (vii) any fees and expenses payable to the Clearing
Agency, (viii) any fees and expenses payable to the Rating Agencies in connection with the rating of the [Securities] [Notes] and (ix) any fees and expenses of the [Owner] Trustee[, the Indenture Trustee and
____________________, as the collateral agent] including the fees and disbursements of their respective counsel.

     8. The obligations of the Underwriters to purchase and pay for the
[Securities] [Notes] will be subject to the accuracy, as of the date hereof and the Closing Date, of the representations, warranties and covenants on the part of the Participating Entities and the Company herein, to the accuracy of the statements of officers of the Participating Entities and the Company made in any writing delivered at the Closing pursuant to the provisions hereof, to the performance by each of the Participating Entities and the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) At each of the time this Agreement is executed and delivered by the Participating Entities and the Company and at the Closing Date,
     ____________________ shall have furnished to the Representative letters dated, respectively, as of the date of [this Agreement] and as of the
     Closing Date, substantially in the forms of the drafts to which the
     Representative previously agreed and otherwise in form and substance satisfactory to the Representative and ____________________, containing statements and information of the type ordinarily included in accountants'
     "comfort letters" with respect to the specified financial and other information concerning the Sponsor and certain financial, statistical and other information contained in the Preliminary Prospectus and the
     Prospectus.

          (b) The Preliminary Prospectus and the Prospectus used to confirm sales of [Securities] [Notes] shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Act and in accordance

                                       15

     with Section 5(a) of this Agreement and, if received in a timely manner in compliance with Section 10(b)(iii) of this Agreement, the Company and the
     Participating Entities will file with the Commission any Underwriting Free
     Writing Prospectus to the extent such filing is required by Rule 433(d) of the Act; no stop order suspending the effectiveness of the Registration
     Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of the Company, contemplated by the
     Commission; and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the reasonable satisfaction of the Representative.

          (c) The Representative shall have received officer's certificates, dated the Closing Date, signed by any Vice President, Secretary or more senior officer of each Participating Entity, representing and warranting that, as of the Closing Date, the representations and warranties of such
     Participating Entity in this Agreement and the Basic Documents are true and correct, that such Participating Entity has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Basic Documents at or prior to the Closing Date, and that since __________ __, 200_, there has been no material adverse change, or any development involving a material adverse change, in or affecting particularly the [Sponsor's] portfolio of motor vehicle loans or the business or properties of the Trust, any Participating Entity or its
     Affiliates which materially impairs the investment quality of the
     [Securities] [Notes].

          (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any material adverse change, or any development involving a material adverse change, in or affecting the business, operations, financial condition or properties of the Trust, the Company, any Participating Entity or its Affiliates which, in the reasonable judgment of the Representative, materially impairs the investment quality of the [Securities] [Notes] or makes it impractical or inadvisable to proceed with completion of the sale of and payment for the [Securities]
     [Notes], (ii) any downgrading in the rating assigned to any debt securities of any Participating Entity by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the
     Act), and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any such debt securities.

          (e) ____________________, counsel of the Participating Entities, shall have furnished to the Representative his written opinion, dated the Closing
     Date, in form and substance satisfactory to the Representative and its counsel, with respect to certain corporate matters [and securities law matters] [security interest matters] relating to each Participating Entity.

          (f) [___________] special counsel to the Company, shall have furnished to the Representative its written opinion, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to certain corporate matters [and securities law matters] [security interest matters] relating to the Company.

                                       16

          (g) [___________], special counsel to the Participating Entities, shall have furnished to the Representative its written opinion, dated the
     Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to such matters as the Representative may request.

          (h) [___________], special counsel to the Participating Entities, shall have furnished its written opinion, dated the Closing Date, with respect to (i) nonconsolidation under the Bankruptcy Code of the assets and liabilities of the Sponsor SPE on the one hand, and those of either the
     Sponsor or any other Affiliate subject to the Bankruptcy Code on the other, in the event the Sponsor or any such Affiliate were to become the subject of a case under the Bankruptcy Code, and (ii) the characterization of the transfer of the Receivables from the Sponsor to the Sponsor SPE.

          (i) The Representative shall have received an opinion of [__________], counsel to the Underwriters dated the Closing Date, with respect to the validity of the Securities and such other related matters as the
     Representative shall require and the Participating Entities shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (j) The Representative shall have received an opinion addressed to the
     Underwriters from counsel to the [Owner] Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel.

          (k) [The Representative shall have received from counsel for the
     Indenture Trustee a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel.]

          (l) [____________________ shall have furnished its written opinion, dated the Closing Date, that the Trust and the Indenture Trustee will have a first priority perfected security interest in the Financed Vehicles located in the State of __________ and such opinion shall be satisfactory in form and substance to the Representative.]

          (m) If any Rating Agency shall have requested any legal opinion, officer's certificate or other document not required by this Agreement, the
     Representative also shall have received such legal opinion, officer's certificate or other document together with a letter from the party delivering such opinion, certificate or document allowing the Underwriters to rely on such opinion, certificate or document as if it were addressed to the Underwriters.

          (n) At the Closing Date, the Class __ Notes shall be rated "____" by
     Moody's, "____" by Fitch and "____" by Standard and Poor's and the Class __
     Certificates shall be rated "____" by Moody's, "____" by Fitch and "____"
     by Standard and Poor's, and the Company shall have delivered to the
     Underwriters a letter dated the Closing Date from each Rating Agency, or other evidence satisfactory to the Underwriters, confirming that the Notes and the Certificates have such ratings; and since the date of this
     Agreement, there shall not have occurred a downgrading in the rating

                                       17

     assigned to the Notes, the Certificates or any other securities of the
     Company, the Participating Entities or any of their respective Affiliates by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the
     Securities Act, and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any other securities of the
     Company, the Participating Entities or any of their respective Affiliates.

          (o) On the Closing Date, the representations and warranties of the
     Company and Participating Entities herein and in the Basic Documents will be true and correct.

          (p) Any taxes, fees and other governmental charges which are due and payable in connection with the execution, delivery and performance of this
     Agreement and the Basic Documents shall have been paid by the Participating
     Entities at or prior to the Closing Date.

          (q) The Participating Entities shall have made or caused to be made a deposit in the Reserve Account in the amount of the Reserve Account Initial
     Deposit.

          (r) The Representative shall have received evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been filed in the offices of the Secretaries of State of [list of filing locations] reflecting the interest of each Participating Entity, the
     Company[,] [and] the Trust [and the Indenture Trustee] in the Receivables,
     the other Trust Property and the proceeds thereof.

     9. The Company, the Participating Entities and the Underwriters agree to the following indemnification and contribution provisions:

          (a) Each Participating Entity jointly and severally (except as otherwise set forth at the conclusion of this paragraph) agrees to indemnify and hold harmless each Underwriter and the Company and each person, if any, who controls each Underwriter or the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act,
     from and against any and all losses, claims, damages and liabilities
     (including, without limitation, the legal fees and other expenses reasonably incurred in connection with investigating, preparing or defending any suit, action or proceeding or any claim asserted), incurred by such Underwriter or the Company or such controlling person and caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Preliminary Prospectus or the
     Prospectus (each as amended or supplemented if the Participating Entities or the Company shall have furnished such amendments or supplements thereto;
     provided, however, with respect to the Preliminary Prospectus, such indemnification does not include the omission of pricing and price-dependant information, which information shall of necessity appear only in the final Prospectus) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission

                                       18

     or alleged untrue statement or omission made in reliance upon and in conformity with the Underwriter Information or the Company Information.

          (b) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses reasonably incurred in connection with investigating, preparing or defending any suit, action or proceeding or any claim asserted), incurred by such Underwriter or such controlling person and caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (as amended or supplemented if the Company shall have furnished such amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission in the Preliminary
     Prospectus and the Prospectus other than any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Company Information; provided, however, with respect to the Preliminary Prospectus, such indemnification does not include the omission of pricing and price-dependant information, which information shall of necessity appear only in the final Prospectus.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Participating Entities and the Company, each director and officer of the Participating Entities and the Company and each person who controls any Participating Entity or the Company within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Participating Entities and the Company to each Underwriter, but only with reference to Underwriter Information delivered by such Underwriter.

          (d) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and the Participating Entities against any losses, claims, damages or liabilities to which the Company or the
     Participating Entities may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any
     Underwriter Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any legal or other expenses reasonably incurred by the Company or the Participating Entities in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no Underwriter will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement in any Underwriter Free Writing Prospectus in reliance upon and in conformity with (i) any written information furnished to the related
     Underwriter by the Company or the Participating Entities expressly for use therein or (ii) the Preliminary Prospectus or Prospectus, which information was not corrected by information

                                       19

     subsequently provided by the Company or the Participating Entities to the related Underwriter prior to the time of use of such Underwriter Free
     Writing Prospectus. This indemnity agreement will be in addition to any liability that each Underwriter may otherwise have.

          (e) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "Indemnified
     Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing (if legally permissible), and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding;
     provided that the failure of the Indemnified Person to give notice shall not relieve the Indemnifying Person of its obligations under this Section 9 except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the
     Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the
     Indemnified Person or (iii) the named parties in any such proceeding
     (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred promptly following submission of a documented request for such reimbursement. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by the
     Representative, any such separate firm for the Participating Entities, their directors, officers and control persons shall be designated in writing by the Sponsor and any such separate firm for the Company, its directors, officers and control persons shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified
     Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an
     Indemnified Person shall have made two requests of an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying
     Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the second aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such requests prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the

                                       20

     Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified
     Person, unless such settlement includes an unconditional release of such
     Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (f) If the indemnification provided for in the first, second, third and fourth paragraphs of this Section 9 is determined by a court to be unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such
     Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnified Person on the one hand and the Indemnifying Person on the other hand from the offering of the
     Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnified Person on the one hand and the
     Indemnifying Person on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Participating Entities on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Participating Entities and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities, the relative benefits received by the
     Participating Entities on the one hand and the Company on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Participating
     Entities and the [transaction fee] received by the Company bear to the aggregate public offering price of the Securities, and the relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the
     [transaction fee] received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Indemnified Person on the one hand and the Indemnifying Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Participating Entities, the Company or by any of the Underwriters
     and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (g) The Participating Entities, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
     Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses

                                       21

     incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 9, in no event shall (i) an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by it in connection with the offering of the [Securities] [Notes] exceeds the amount of any damages that such
     Underwriter has other wise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or (ii) the
     Company be required to contribute any amount in excess of the amount by which the [transaction fee] received by the Company exceeds the amount of any damages that the Company has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
     No person guilty of fraudulent misrepresentation (within the meaning of
     Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters'
     obligations to contribute -pursuant to this Section 9 are several in proportion to the respective aggregate principal amount of Securities set forth opposite their names in Schedule I hereto, and not joint.

          (h) The indemnity and contribution agreements contained in this
     Section 9 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          (i) The indemnity and contribution agreements contained in this
     Section 9 and the representations, warranties and covenants of the
     Participating Entities and the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of any Participating Entity or the Company or any of their officers or directors or any other person controlling any Participating Entity or the Company and (iii) acceptance of and payment for any of the Securities.

     10. (a) Other than the Preliminary Prospectus and the Prospectus, each
Underwriter severally represents, warrants and agrees with the Company and the
Participating Entities that it has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the [Securities]
[Notes], including, but not limited to any "ABS informational and computational materials" as defined in Item 1101(a) of Regulation AB under the Act unless such
Underwriter has obtained the prior written approval of the Company and the
Participating Entities; provided, however, each Underwriter may prepare and convey to one or more of its potential investors one or more "written communications" (as defined in Rule 405 under the Act) containing no more than the following: information relating to the class, original principal balance, closing date, weighted average maturity/life, rating, final scheduled payment date, and/or the final price or weighted average coupon of the [Securities]
[Notes], as well as a column or other entry showing the status of the subscriptions for the [Securities] [Notes] and/or expected pricing parameters of the [Securities] [Notes] (each such written communication, an "Underwriter Free
Writing Prospectus").

          (b) Each Underwriter severally represents, warrants and agrees with the Company and the Participating Entities that:

                                       22

               (i) each Underwriter Free Writing Prospectus prepared by it will not, as of the date such Underwriter Free Writing Prospectus was conveyed or delivered to any prospective purchaser of [Securities] [Notes], include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that no
     Underwriter makes such representation, warranty or agreement to the extent such misstatements or omissions were the result of any inaccurate information which was included in the Preliminary Prospectus, the
     Prospectus or any written information furnished to the related Underwriter by the Company or the Participating Entities expressly for use therein, which information was not corrected by information subsequently provided by the Company, or the Participating Entities to the related Underwriter prior to the time of use of such Underwriter Free Writing Prospectus;

               (ii) each Underwriter Free Writing Prospectus prepared by it shall contain a legend substantially in the form of and in compliance with
     Rule 433(c)(2)(i) of the Act, and shall otherwise conform to any requirements for "free writing prospectuses" under the Act; and

               (iii) each Underwriter Free Writing Prospectus prepared by it shall be delivered to the Company and the Participating Entities no later than the time of first use and, unless otherwise agreed to by the Company, the Participating Entities and the related Underwriter, such delivery shall occur no later than the close of business for the Company (Eastern Time) on the date of first use; provided, however, if the date of first use is not a
     Business Day, such delivery shall occur no later than the close of business for the Company (Eastern Time) on the first Business Day preceding such date of first use.

          (c) Each Underwriter severally represents and agrees (i) that it did not enter into any contract of sale for any [Securities] [Notes] prior to the Time of Sale and (ii) that it will, at any time that such Underwriter is acting as an "underwriter" (as defined in Section 2(a)(11) of the Act)
     with respect to the [Securities] [Notes], deliver to each investor to whom
     [Securities] [Notes] are sold by it during the period prior to the filing of the final Prospectus (as notified to the Underwriters by the Company), at or prior to the applicable time of any such contract of sale with respect to such investor, the Preliminary Prospectus.

     11. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representative, by notice given to the Participating Entities and the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York
Stock Exchange or the American Stock Exchange, or there shall have been any setting of minimum prices for trading on either such exchange; (ii) trading of any securities of or guaranteed by any Participating Entity shall have been suspended or halted on any exchange or in any over-the-counter market; (iii) a moratorium on commercial banking activities in New York or __________ shall have been declared by either federal, New York or __________ authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; (iv) there shall have occurred any outbreak or escalation of hostilities, declaration of national emergency or war or any change in financial

                                       23

markets or any calamity or crisis or any change in the financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Representative, makes it impracticable or inadvisable to market the
[Securities] [Notes] on the terms and in the manner contemplated in the
Preliminary Prospectus and the Prospectus or enforce contracts for the sale of the [Securities] [Notes]; (v) if the rating assigned by any nationally recognized securities rating agency (to which any Participating Entity has applied for such rating) to any debt securities of or guaranteed by any
Participating Entity as of the date hereof shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of or guaranteed by any Participating Entity; (vi) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of any Participating Entity which, in the judgment of the Representative is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the
[Securities] [Notes] or (vii) if there shall have come to the Representative's attention any facts that would cause the Representative to reasonably determine in good faith that the Preliminary Prospectus and the Prospectus, at the time it was required to be delivered to a purchaser of [Securities] [Notes], contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

     12. If on the Closing Date (i) any Underwriter shall fail or refuse to purchase any [Securities] [Notes] which it has agreed to purchase hereunder on such date, (ii) such failure or refusal shall constitute a default in the performance of such Underwriter's obligations hereunder, and (iii) the aggregate principal amount of [Securities] [Notes] which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the [Securities] [Notes] to be purchased by the
Underwriters on such date, the other Underwriters shall be obligated to purchase
[Securities] [Notes] which such defaulting Underwriter agreed but failed or refused to purchase on such date. If on the Closing Date (i) any Underwriter shall fail or refuse to purchase [Securities] [Notes] which it has agreed to purchase hereunder on such date, (ii) such failure or refusal shall constitute a default in the performance of such Underwriter's obligations hereunder, (iii)
the aggregate principal amount of [Securities] [Notes] with respect to which such default occurs is more than one-tenth of the aggregate principal amount of
[Securities] [Notes] to be purchased by the Underwriters on such date, and (iv)
arrangements satisfactory to the non-defaulting Underwriters and the Company for the purchase of such [Securities] [Notes] are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or any Participating Entity. In any
such case either the Representative, any Participating Entity or the Company
shall have the right to postpone the Closing Date, but in no event for longer than seven Business Days, in order that the required changes, if any, in the
Registration Statement, the Prospectus and the Preliminary Prospectus or in any
other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     13. If this Agreement shall be terminated by the Underwriters, or any one of them, because of any failure or refusal on the part of any Participating
Entity to comply with the terms

                                       24

or to fulfill any of the conditions of this Agreement, or if for any reason any
Participating Entity shall be unable to perform its obligations under this
Agreement or any condition of the Underwriters' obligations cannot be fulfilled, in each case, other than in connection with any default by the Underwriters under the preceding Section 11, the Participating Entities agree to reimburse the Underwriters, severally, or such Underwriter which has so terminated this
Agreement with respect to itself, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriter(s)
in connection with this Agreement or the offering contemplated thereunder.

     14. Any action by the Underwriters hereunder may be taken by the
Representative alone on behalf of the Underwriters, and any such action taken by the Representative alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, delivered by hand or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the
Representative, c/o Banc of America Securities LLC, Bank of America Corporate
Center, 100 North Tryon Street, Charlotte North Carolina 28255 [(704) ___-____],
(Facsimile No: (___) ___-____), Attention: ____________________. Notices to the
Participating Entities shall be given to them at __________,
____________________ (Facsimile No.: (___) ___-____), Attention: ______________.
Notices to the Company shall be given to it at __________, ____________________
(Facsimile No.: (___) ___-____), Attention: ____________________.

     15. This Agreement shall inure to the benefit of and be binding upon the
Participating Entities, the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of [Securities] [Notes] from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     16. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS
THEREOF.

     17. The Company acknowledges and agrees that: (i) the purchase and sale of the [Securities] [Notes] pursuant to this Agreement, including the determination of the public offering price of the [Securities] [Notes] and any related discounts and commissions, is an arm's-length commercial transaction between the
Company, on the one hand, and the Underwriters on the other hand, and the
Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this
Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Underwriters are and have been acting solely as a principal and is not the agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) the
Underwriters have not assumed, nor will they assume, an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the
Underwriters have advised or

                                       25

are currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement; (iv)
the Underwriters and their affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

     This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the
Underwriters with respect to any breach or alleged breach of fiduciary duty.

     18. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Participating Entities or their respective officers and the Underwriters set forth in or made pursuant to this
Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Participating
Entities or any of the officers, directors or controlling persons referred to in
Section 9 hereof, and will survive delivery of and payment for the [Securities]
[Notes]. The provisions of this Section 16 and Sections 7, 9 and 12 hereof shall survive the termination or cancellation of this Agreement.

     19. Time shall be of the essence of this Agreement. This Agreement supersedes all prior of contemporaneous agreements and understandings related to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharge or terminated except by a writing signed by the party against whom enforcement of such change, waiver.

     20. The Underwriters hereby agree not to cause or participate in the filing of a petition in bankruptcy against the Company for the non-payment to the
Underwriters of any amounts provided by this Agreement or otherwise until one year and one day after the payment in full of all amounts due on the
[Securities] [Notes] in accordance with the terms of the Basic Documents.

                            [SIGNATURE PAGES FOLLOW]

                                       26

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Participating Entities, the Company and the
Underwriters in accordance with its terms.

                                        Very truly yours,

                                        BAS SECURITIZATION LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ----------------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                      S-1

                                        ----------------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       S-2

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.

BANC OF AMERICA SECURITIES LLC
As Representative
of the Underwriters

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                       S-3

                                   SCHEDULE I

                      Initial            Initial            Initial
                     Principal          Principal          Principal
                  Amount of Class    Amount of Class    Amount of Class
                 A-1 Asset Backed   A-2 Asset Backed   A-3 Asset Backed
                       Notes              Notes              Notes
                 ----------------   ----------------   ----------------
                    $__________        $__________        $__________
                    $__________        $__________        $__________
   Total            $__________        $__________        $__________
Purchase Price      $__________        $__________        $__________

                                       I-1

                                    EXHIBIT A

                                 TERMS AGREEMENT

                                       A-1